WINTHROP REALTY TRUST ANNOUNCES RESULTS FOR
FIRST QUARTER 2013

Declares Second Quarter 2013 Cash Dividend

FOR IMMEDIATE RELEASE

Boston, Massachusetts – May 2, 2013 – Winthrop Realty Trust (NYSE:FUR), a leading real estate value investor,  today announced financial and operating results for the first quarter ended March 31, 2013.  All per share amounts are on a diluted basis.

Financial Results

Three Months Ended March 31, 2013

Net income applicable to common shares for the quarter ended March 31, 2013 was $11.0 million, or $0.33 per common share compared with net income of $7.3 million, or $0.22 per common share for the quarter ended March 31, 2012.

For the quarter ended March 31, 2013, Winthrop reported Funds from Operations (FFO) applicable to common shares of $15.9 million, or $0.48 per common share, compared with FFO of $14.0 million, or $0.42 per common share for the quarter ended March 31, 2012.

Carolyn Tiffany, Winthrop’s President commented, “We are pleased that this quarter’s reported NAV, earnings and FFO all reflect the positive impact of our opportunistic investment approach, which includes both new investments as well as dispositions.  Our Company’s present liquidity has it well positioned to take advantage of the investment opportunities that present themselves.”

Net Asset Value as of March 31, 2013 and Five Year Performance Table

Winthrop’s estimated range of net asset value per common share at March 31, 2013 is $12.94 to $15.31 as compared to $12.85 to $15.13 at December 31, 2012.  In addition, our quarterly supplement contains an investment performance table that presents the internal rate of return for each investment made and sold or otherwise liquidated during the last five years.  The pooled weighted internal rate of return on these investments is 32.5%.  Details regarding the methodology used to calculate the internal rate of return and the net asset value as well as financial results, properties and tenants can be accessed in the quarterly supplemental report at www.winthropreit.com in the Investor Relations section.

2013 First Quarter Activity and Subsequent Events

•
Originated a $20.5 million participating mezzanine loan collateralized indirectly by a Class A office campus commonly referred to as Water’s Edge at Playa Vista which is located three miles from Los Angeles International Airport.  The loan, which is subordinate to an $80.3 million mortgage loan, bears interest at a rate of LIBOR plus 14.25% per annum, requires monthly payments of interest only at a rate of 8.25% per annum with the remaining accrued interest being added to principal and entitles Winthrop to a participation interest equal to 25% of net equity value or sales proceeds of the property or, alternatively, a 25% ownership interest in the property.  Subsequent to origination Winthrop sold at par a 50% pari passu participation interest in the loan.

•	Received full repayment of $8.7 million on its mezzanine loan indirectly collateralized by the property at 127 West 25th Street, New York, New York.

•	Sold for $9.0 million, a price equal to Winthrop’s cost, a 100% participation in the B-Note collateralized by the Disney Building located in Burbank, California.

•
Received cash proceeds of approximately $4.4 million on an investment of $1.25 million from the sale of the subordinated interests related to collateralized debt obligation entities and the transfer of a collateral management agreement that were held in a 50/50 joint venture.

•	Sold for $12.0 million our Andover, Massachusetts office property.

•	Received full payment of $5.2 million on the loan collateralized by the property located at 180 North Michigan Avenue, Chicago, Illinois.

•
Acquired control of, and an effective 89% equity interest in, the property owner of 1515 Market Street while retaining its $71.7 million loan secured by the property.  Subsequent to quarter end, obtained a new first mortgage loan from a third party in the original principal amount of $43.0 million which bears interest at 2.5% per annum, requires monthly payments of interest only and matures April 2016.  Winthrop received $38.5 million of loan proceeds from the financing which reduced Winthrop’s investment in the loan receivable to $21.1 million, which investment amount accrues interest at a rate of 19.6%.

•
With respect to Winthrop’s 50/50 joint venture in Sullivan Center, increased the venture’s indirect participation in the property by 5% to 70%, which interest is subject to increase to 76% if the venture does not receive a $1.4 million fee from the borrower by November 2013.

•
Reduced the recourse debt due to KeyBank with respect to the Queensridge Towers loan to $13.65 million at March 31, 2013 by applying approximately $10.1 million of loan proceeds received on the Queensridge Tower loan receivable from condominium sales.

•	Modified and extended the Advisory Agreement with FUR Advisors LLC for a term of five years, which will now expire on December 31, 2017.

Supplemental Financial Information

Further details regarding financial results, properties and tenants can be accessed at www.winthropreit.com in the Investor Relations section.

Second Quarter 2013 Dividend Declarations

The Company’s Board of Trustees is declaring a dividend for the second quarter of 2013 of $0.1625 per Common Share payable on July 15, 2013 to common shareholders of record on June 28, 2013.

The Company’s Board of Trustees also declared a regular quarterly cash dividend of $0.578125 per Series D Preferred Share which is payable on July 1, 2013 to the holders of Series D Preferred Shares of record on June 20, 2013.

Conference Call Information

The Company will host a conference call to discuss its first quarter 2013 results today, Thursday, May 2, 2013 at 12:00 pm Eastern Time.  Interested parties may access the live call by dialing (877) 407-9205 or (201) 689-8054, or via the Internet at www.winthropreit.com within the News and Events section.  A replay of the call will be available through June 2, 2013 by dialing (877) 660-6853; account #286, confirmation #411256.  An online replay will also be available for one year.

About Winthrop Realty Trust

Winthrop Realty Trust, headquartered in Boston, Massachusetts, is a NYSE-listed real estate investment trust (REIT) focused on acquiring, owning, operating and investing in real property as well as real estate financial instruments including CMBS, Bonds, REIT Preferred and common stock. For more information please visit our web-site at www.winthropreit.com.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995.  The statements in this release state the Company’s and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements for which the Company claims the protections of the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995.  It is important to note that future events and the Company’s actual results could differ materially from those described in or contemplated by such forward-looking statements.  Factors that could cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iii) local real estate conditions, (iv) increases in interest rates, (v) increases in operating costs and real estate taxes, (vi) changes in accessibility of debt and equity capital markets and (vii) defaults by borrowers on loans.  Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission, copies of which may be obtained from the Company or the Securities and Exchange Commission.  The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors" in the Company's most recent Annual Report on Form 10-K, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

Financial Results

Financial results for the three months ended March 31, 2013 and 2012 are as follows (in thousands except per share amounts):

	Three Months Ended March 31,
	2013	2012
	(Unaudited)	(Unaudited)
Revenue
Rents and reimbursements	$15,179	$11,793
Interest, dividends and discount accretion	5,320	5,518
	20,499	17,311
Expenses
Property operating	4,930	4,331
Real estate taxes	946	1,192
Depreciation and amortization	5,174	3,537
Interest	6,032	3,724
General and administrative	847	883
Related party fees	2,266	2,027
Transaction costs	6	121
State and local taxes	17	6
	20,218	15,821
Other income (loss)
Equity in income of equity investments	7,869	424
Earnings from preferred equity investments	202	-
Realized gain (loss) on sale of securities carried at fair value	(102)	26
Unrealized gain on securities carried at fair value	1,718	4,932
Unrealized gain on loan securities carried at fair value	-	164
Interest income	70	101
	9,757	5,647

Income from continuing operations	10,038	7,137

Discontinued operations
Income from discontinued operations	2,913	215

Consolidated net income	12,951	7,352
Net loss attributable to non-controlling interest	795	901
Net income attributable to Winthrop Realty Trust	13,746	8,253
Preferred dividend of Series D Preferred Shares	(2,787)	(925)
Amount allocated to restricted shares	(2)	-
Net income attributable to Common Shares	$10,957	$7,328

Per Common Share Data – Basic:
Income from continuing operations	$0.24	$0.22
Income from discontinued operations	0.09	-
Net income attributable to Winthrop Realty Trust	$0.33	$0.22

Per Common Share Data – Diluted:
Income from continuing operations	$0.24	$0.22
Income from discontinued operations	0.09	-
Net income attributable to Winthrop Realty Trust	$0.33	$0.22

Basic Weighted-Average Common Shares	33,027	33,052
Diluted Weighted-Average Common Shares	33,080	33,052
Comprehensive income
Consolidated net income	$12,951	$7,352
Change in unrealized loss on interest rate derivative	(1)	(32)
Consolidated comprehensive income	12,950	$7,320

Net loss attributable to non-controlling interest	795	901
Other comprehensive income attributable to non-controlling interest	-	-
Comprehensive loss attributable to non-controlling interest	795	901
Comprehensive income attributable to Winthrop Realty Trust	$13,745	$8,221

Funds From Operations:

The following presents a reconciliation of net income to funds from operations for the three months ended March 31, 2013 and 2012 (in thousands, except per share amounts):

	Three Months Ended March 31,
	2013 (unaudited)	2012 (unaudited)
Basic

Net income attributable to Winthrop Realty Trust	$13,746	$8,253
Real estate depreciation	3,263	2,515
Amortization of capitalized leasing costs	1,977	1,204
Real estate depreciation and amortization of unconsolidated interests	2,623	3,662
Gain on sale of real estate	(2,775)	-
Loss on sale of equity investments	110	46
Less: Non-controlling interest share of depreciation and amortization	(243)	(732)

Funds from operations attributable to the Trust	18,701	14,948

Preferred dividend of Series D Preferred Shares	(2,787)	(925)
Amount allocated to restricted shares	(2)	-
Funds from operations applicable to Common Shares – Basic	$15,912	$14,023

Weighted-average Common Shares	33,027	33,052

Funds from operations per Common Share - Basic	$0.48	$0.42

Diluted

Funds from operations attributable to the Trust	18,701	14,948

Preferred dividend of Series D Preferred Shares	(2,787)	(925)
Amount allocated to restricted shares	(2)	-
Funds from operations applicable to Common Shares – Diluted	$15,912	$14,023

Basic weighted-average Common Shares	33,027	33,052
Stock options	2	-
Restricted shares	51	-
Diluted weighted-average Common Shares	33,080	33,052

Funds from operations per Common Share – Diluted	$0.48	$0.42

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  FFO and FFO per diluted share exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  A reconciliation of net income to FFO is provided above.

Consolidated Balance Sheets:
(in thousands, except share data)

	March 31,	December 31,
	2013	2012
	(Unaudited)	(Unaudited)
ASSETS
Investments in real estate, at cost
Land	$60,616	$43,252
Buildings and improvements	395,716	378,737
	456,332	421,989
Less: accumulated depreciation	(52,412)	(51,553)
Investments in real estate, net	403,920	370,436

Cash and cash equivalents	131,448	97,682
Restricted cash held in escrows	15,821	13,250
Loans receivable, net	130,212	211,250
Accounts receivable, net of allowances of $458 and $374, respectively	4,902	3,882
Accrued rental income	16,761	17,241
Securities carried at fair value	12,220	19,694
Loan securities carried at fair value	11	11
Preferred equity investments	12,358	12,250
Equity investments	134,224	134,859
Lease intangibles, net	52,439	37,744
Deferred financing costs, net	4,755	4,864
TOTAL ASSETS	$919,071	$923,163

LIABILITIES
Mortgage loans payable	278,824	280,576
Senior notes payable	86,250	86,250
Secured financings	42,803	52,920
Notes payable	1,660	1,676
Accounts payable and accrued liabilities	20,006	21,056
Related party fees payable	2,540	2,664
Dividends payable	8,154	5,366
Deferred income	1,472	1,136
Below market lease intangibles, net	2,684	2,255
TOTAL LIABILITIES	444,393	453,899

COMMITMENTS AND CONTINGENCIES

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares, $25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares outstanding at March 31, 2013 and December 31, 2012	120,500	120,500
Common Shares, $1 par, unlimited shares authorized; 33,128,853 and 33,018,711 issued and outstanding at March 31, 2013 and December 31, 2012, respectively	33,029	33,019
Additional paid-in capital	618,626	618,426
Accumulated distributions in excess of net income	(311,793)	(317,385)
Accumulated other comprehensive loss	(51)	(50)
Total Winthrop Realty Trust Shareholders’ Equity	460,311	454,510
Non-controlling interests	14,367	14,754
Total Equity	474,678	469,264
TOTAL LIABILITIES AND EQUITY	$919,071	$923,163

Further details regarding the Company’s results of operations, properties, joint ventures and tenants are available in the Company’s Form 10-Q for the quarter ended March 31, 2013 which will be filed with the Securities and Exchange Commission and will be available for download at the Company’s website www.winthropreit.com or at the Securities and Exchange Commission website www.sec.gov.

# # #

Contact Information:

AT THE COMPANY

John A. Garilli
Chief Financial Officer
(617) 570-4614